THIRD AMENDMENT
                           TO THE SECOND
                       AMENDED AND RESTATED
                      STOCKHOLDERS AGREEMENT

          This   Third   Amendment  to  the  Second  Amended  and  Restated

Stockholders Agreement ("THIRD AMENDMENT") dated as of March 19, 1997 among

Indian Creek Capital, Ltd. a Texas limited partnership ("Indian Creek"), as assignee of Kenneth G. Fisher  ("Fisher"),  Gould Electronics Inc., an Ohio

corporation  ("Gould"),  for  itself and as assignee  of  Gould  Inc.,  EFI

International  Inc. ("EFI"), a Delaware  corporation  and  Encore  Computer

Corporation (the  "CORPORATION"), a Delaware corporation, amends the Second

Amended and Restated  Stockholders  Agreement  dated  as  of March 17, 1995 among  Indian Creek, Gould, and the Corporation, as amended  by  the  First

Amendment  to the Second Amended and Restated Stockholders Agreement, dated

August 17, 1995   and  the  Second  Amendment  to  the  Second  Amended and

Restated Stockholders Agreement, dated April 16, 1996, (as so amended,  the

"ORIGINAL  STOCKHOLDERS  AGREEMENT").  Indian  Creek,  Gould,  EFI  and the

Corporation agree as follows:

          1.   AMENDMENT TO ORIGINAL STOCKHOLDERS AGREEMENT.  (a) Paragraph

1(c)   of   the  Original  Stockholders  Agreement  is  hereby  amended  by

(i) deleting  the  word  "and"  appearing  immediately after the words "the

Third Amended and Restated Credit Agreement"; and (ii) adding the words "as amended on January 9, 1997 and March 19, 1997" immediately after the words,

"the Third Amended and Restated Credit Agreement".
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(b)  Paragraph  1(e)  of  the  Original Stockholders  Agreement  is  hereby amended  by  adding  the  words "and  Series  J  Convertible  Participating

Preferred Stock" immediately  after the words, "GEI will vote all shares of the Corporation's common stock".

          2.   RATIFICATION.  Except  as  amended  by this Third Amendment,

the Original Stockholders Agreement is hereby ratified and confirmed in all respects.

          3.   DELIVERY.  Indian Creek, Gould, EFI and the Corporation each agrees to execute and deliver such other documents or instruments which are necessary or desirable to evidence the matters referred  to  in  this Third

Amendment.

          4.   COUNTERPARTS.   This  Third  Amendment  may  be executed  in

counterparts, each of which will constitute an original but which  together will constitute one and the same Third Amendment.

          IN   WITNESS  WHEREOF,  the  parties  have  executed  this  Third

Amendment as of the date shown on the first page.



                                   INDIAN CREEK CAPITAL, LTD., as
                                    assignee of Kenneth G. Fisher


                                   By:  ____________________________
                                        Kenneth G. Fisher,
                                        a General Partner


                                   GOULD ELECTRONICS, INC., as
                                    assignee of Gould Inc.

                                   By:  ____________________________
                                        Title:


                                   ENCORE COMPUTER CORPORATION

                                   By:  ____________________________
                                        Title:


                                   EFI INTERNATIONAL INC.

                                   By:  ____________________________
                                        Title